EXHIBIT (21)--SUBSIDIARIES

The following table sets forth all of National City Corporation's direct or indirect subsidiaries, as of December 31, 1993.


                                                                             State or
                                                                          Jurisdiction
                                                                          Under the Law
                                                          % of Voting       of which
                                                       Securities Owned     Organized
                                                       ----------------    ------------
SUBSIDIARIES OF NATIONAL CITY CORPORATION:
National City Bank, Cleveland                                100%          United States
National City Bank, Columbus                                 100%          United States
National City Bank, Ashland                                 99.5%          United States
National City Bank, Northeast                                100%          United States
National City Bank, Dayton                                   100%          United States
National City Bank, Northwest                                100%          United States
National City Bank, Indiana                                  100%          United States
National City Bank, Kentucky                                 100%          United States
National City Credit Corporation                             100%          Ohio
National City Life Insurance Co.                             100%          Arizona
National City Capital Corporation                            100%          Delaware
National City Community Development Corporation              100%          Ohio
National City Venture Corporation                            100%          Delaware
National City Trust Company                                  100%          United States
National City Financial Corporation                          100%          Ohio
National City Mortgage Co.                                   100%          Ohio
NCC Services, Inc.                                           100%          Ohio
Gem America Realty and Investment Corporation                100%          Ohio
Buckeye Service Corporation                                  100%          Ohio
Ohio National Corporation of Columbus                        100%          Ohio
National City Bank, Bowling Green                            100%          United States
National City Bank, Ashland, Kentucky                        100%          United States
Central Bank and Trust Company                               100%          Kentucky
National City Bank, Southern Indiana                         100%          United States
Crestwood State Bank                                         100%          Kentucky
National Asset Management Corporation                        100%          Kentucky
National City Processing Company                             100%          Kentucky
Second Premises Corporation                                  100%          Kentucky
Madison Bank & Trust Company                                 100%          Indiana
Merchants Capital Management, Inc.                           100%          Indiana
Circle Equity Leasing Corporation of Michigan                100%          Michigan
Merchants Service Corporation                                100%          Indiana
Merchants Mortgage Corporation                               100%          Indiana
Circle Leasing Corporation                                   100%          Indiana

                                      (continued)

EXHIBIT (21)-SUBSIDIARIES
Page 2 (Continued)

                                                                          State or
                                                                         Jurisdiction
                                                                        Under the Law
                                                      % of Voting         of which
                                                   Securities Owned       Organized
                                                   ----------------     -------------
Mortgage Company of Indiana, Inc.                         100%          Indiana
Money Station, Inc.                                      16.3%          Ohio
Bank 2000                                                 100%          Ohio
Cortland Bancorp                                         7.15%          Ohio
The Dollar Savings and Trust Company                      100%          Ohio
The Miners and Mechanics Savings and Trust Company        100%          Ohio
Peoples Banking Company                                   100%          Ohio
The Potters Bank and Trust Company                        100%          Ohio

SUBSIDIARIES OF NATIONAL CITY BANK:
Capstone Realty, Inc.                                     100%          Ohio
National City Investments Corporation                     100%          Kentucky

SUBSIDIARY OF NATIONAL CITY BANK, NORTHEAST:
AKREO Service Corporation                                 100%          Ohio

SUBSIDIARIES OF NATIONAL CITY BANK, COLUMBUS:
Scott Street Properties, Inc.                             100%          Ohio
Buckeye Capital Corp. I                                   100%          Delaware

SUBSIDIARIES OF NATIONAL CITY BANK, KENTUCKY
Churchill Insurance Agency, Inc.                          100%          Kentucky
National City Leasing Corporation                         100%          Kentucky
FNB Service Corporation                                   100%          Kentucky
National Capital Properties, Inc.                         100%          Kentucky
First National Broadway Corp.                             100%          Kentucky
NCBK Holdings, Inc.                                       100%          Delaware
First Premises Corporation                                100%          Kentucky

SUBSIDIARIES OF NATIONAL CITY PROCESSING COMPANY
NPC Internacional, S.A. de C.V.                           100%          Mexico
B&L Consultants, Inc.                                     100%          Massachusetts

SUBSIDIARY OF GEM AMERICA REALTY & INVESTMENT CORP.
Gem Financial Insurance Agency, Inc.                      100%          Ohio

SUBSIDIARIES OF NATIONAL CITY BANK, INDIANA
Merchants Securities Company                              100%          Indiana
Prestige Realty, Inc.                                     100%          Indiana


EXHIBIT (21)- SUBSIDIARIES
Page 3 (Continued)

                                                                          State or
                                                                        Jurisdiction
                                                                        Under the Law
                                                        % of Voting       of which
                                                    Securities Owned     Organized
                                                    ---------------     --------------
MNB Financial Corporation                                 100%          Indiana
Newcorp, Inc.                                             100%          Indiana
Ash Realty Company, Inc.                                  100%          Indiana
MNB Trustee Co., (UK) Ltd.                                 50%*         United Kingdom
Bank Service Corporation of Indiana                    33-1/3%          Indiana

SUBSIDIARY OF MADISON BANK & TRUST COMPANY
National City Insurance Agency, Inc.                      100%          Indiana

SUBSIDIARY OF CIRCLE LEASING CORPORATION
Circle Acceptance Leasing Corporation                     100%          Ohio

SUBSIDIARY OF MNB FINANCIAL CORPORATION
Indiana Plaza Leasing, Inc.                               100%          New York

SUBSIDIARY OF ASH REALTY COMPANY, INC.
Sterling Equities Corp.                                   100%          Indiana

*Additional 50% owned by National City Bank.
